SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2015
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

23. SUBSEQUENT EVENTS

a) During from January 1 to April 22, 2016, the Group entered into various agreements to acquire certain investments with an aggregate cash consideration of RMB42,370 (US$6,541).

b) On March 16, 2016, the Board of Directors of the Group authorized a share repurchase plan, pursuant to which the Company was authorized to repurchase its own issued and outstanding ADSs up to an aggregate value of US$100 million from the open market, in negotiated transactions off the market, or through other legally permissible means in accordance with applicable securities laws from time to time within one year. The share repurchase plan does not require the Group to acquire a specific number of shares. As of April 22, 2016, no ADS was repurchased by the Group. The ordinary shares representing the repurchased ADS will be recorded as treasury shares at purchase cost at the time of repurchase.

c) On January 19, 2016, the Group entered into equity transfer agreements with three third-parties to obtain additional 4.63% equity interest of Kingsoft Japan for a cash consideration of JPY136 million. On January 29, 2016, the Group entered into an agreement with Kingsoft delegated the voting right of 183,540 ordinary shares (represented 5% of the total shares of Kingsoft Japan) to the Group. As a result, the Group had a total of 51% voting rights, in Kingsoft Japan and accounted for it as a business combination under common control. The Group would make retrospective adjustment for the consolidated financial statements for the periods since the Group and Kingsoft Japan were under common control.